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                                                                   EXHIBIT 10.12

                    FORM OF MANAGEMENT INCENTIVE AGREEMENT
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      THIS MANAGEMENT INCENTIVE AGREEMENT (the "Agreement"), is made and entered into this____ day of___________ by and between_________, whose address is______________________________________, and NE Restaurant Co., Inc.
having its principal office at 300 Pond Street, Randolph, Massachusetts 02368 (the "Corporation");

                              W I T N E S S E T H:
                              -------------------

      This Agreement is made and entered into under the following circumstances:

      WHEREAS, the Corporation is a Delaware corporation and

      WHEREAS, the Corporation is engaged in the business of owning and operating, as a franchisee of___________________________, a casual restaurant to be located at___________________________(the "Restaurant");

      WHEREAS, the Corporation desires, on the terms and conditions stated herein, to receive incentive from the Corporation as General Manager of the Restaurant; and

      WHEREAS, the Employee will perform his/her duties subject to the supervision and training of the Corporation;

      NOW, THEREFORE, in consideration of the foregoing recitals, and of the promises, covenants, terms, and conditions contained herein, the parties hereto agree as follows:

      1. Duties. As General Manager of the Restaurant, Employee shall
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supervise the operations of the Restaurant. Employee shall use his/her best efforts, skill and knowledge to serve the Corporation in a competent manner, shall maintain the operations of the Restaurant in accordance with the _______________________ concept, and shall diligently and faithfully perform all other functions as may be assigned to his/her in such capacity by the Corporation. Employee shall be required hereunder to devote one hundred percent (100%) of his/her full business time and effort to the business affairs of the Corporation.

      Employee shall: (I) devote his/her entire business time, attention, and energies to the business of the Corporation and operation of the Restaurant, and, (ii) faithfully and competently perform his/her duties hereunder; and, Employee shall not, during the Term of Employment, engage in any other business activity; provided, however, that Employee shall be permitted to
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invest his/her personal assets and manage his/her personal investment portfolio in such a form and manner as will not require any business services on his/her part to any third party or conflict with the provisions of Sections 6 or 7 hereof.
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          2. Compensation. Employee shall be entitled to a bi-weekly base salary
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of ONE THOUSAND, SEVEN HUNDRED THIRTY-ONE AND NO/100 DOLLARS ($1,731.00),
payable in bi-weekly installments, or the then current exempt employee pay cycle of the Corporation. In addition, the Employee shall be entitled to receive Incentive Compensation of________ of Restaurant contribution (see attached definition) payable monthly or the then current exempt Employee Incentive Compensation pay cycle of the Corporation.

          3. Fringe Benefits. Employee shall be entitled to receive those fringe
             ----------------
benefits, including, but not limited to, life insurance, medical benefits, etc.,
                                                                           ----
if any, as may be approved by the Corporation based on the then current exempt employee fringe benefits.

          4. Termination. Notwithstanding the provisions of Section 1 hereof,
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the Term of Employment shall terminate prior to the end of the period of time specified in such Section 1, upon:

             (a) the death of Employee; or,

             (b) upon Employee's "disability" during the Term of Employment (For purposes of this paragraph (b), the term "disability" shall mean the inability of Employee, arising out of any medically determinable physical or mental impairment, to perform the services required of him/her hereunder for a period of sixty (60) consecutive days during which sixty (60) day period Employee's compensation will be based on the then current Exempt Employee Disability Benefit); or,

             (c) immediately upon the existence of "cause" (For purposes of this Agreement, the term "cause" shall be defined as:

                 (i) failure of Employee to perform the duties required of him/her in this Agreement in a manner satisfactory to the Corporation, in its sole discretion; provided, however, that the Term of Employment shall not be terminated pursuant to this subparagraph (i) unless the Corporation first gives Employee a written notice ("Action Plan"). The Action Plan shall specify the deficiencies in Employee's performance of his/her duties. Employee shall have a period of thirty (30) days, commencing on receipt of the Action Plan, in which to cure the deficiencies contained in the Action Plan. In the event Employee does not cure the deficiencies to the satisfaction of the Corporation, in its sole discretion, within such thirty (30) days period, the corporation shall have the right to immediately terminate the Term of Employment. The provisions of this subparagraph (i) may be invoked by the Corporation any number of times and cure of deficiencies contained in any Action Plan shall not be construed as a waiver of this subparagraph (i) nor prevent the Corporation from issuing any subsequent Action Plans; or

               (ii) any dishonesty by Employee in his/her dealings with the Corporation, the commission of fraud by Employee, negligence in the performance of the duties of Employee, or the conviction (or plea of guilty or nolo contendere) of Employee of any crime involving dishonesty or moral turpitude; if the Employee is found to be committed an act of
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fraud in the representation of the financial performance of the restaurant, its resulting impact will be deducted from outstanding monies owed to the employee; or,

                (iii) any violations or any covenant or restriction contained in
Section 6 or Section 7 hereof; or,

           (d) at the election of the Corporation, upon the sale of a majority interest in the capital stock of either the Corporation or of substantially all of the assets of the Corporation; or,

           (e) at the election of the Corporation, upon the sale of a majority of ownership interest in the Corporation or of substantially all of the assets of the Corporation; or,

           (f) at the election of the Corporation, upon the determination by the Corporation to cease the Corporation business operations.

          For all purposes of this Agreement, termination for "cause" shall be deemed to have occurred in the event of Employee's resignation when, because of existing facts and circumstances, subsequent termination for "cause" can be reasonably foreseen.

          Except as otherwise provided in Section 4(b), in the event of termination of this Agreement pursuant to this Section 4, Employee or his/her estate, as appropriate, shall be entitled to receive (in addition to any fringe benefits payable upon death in the case of Employee's death) the base salary provided for herein up to and including the effective date of termination, prorated on a daily basis.

          5. Investment Option on Termination. The parties acknowledge that
             --------------------------------
Employee is the owner of a TWENTY THOUSAND DOLLAR ($20,000.00) cash investment in the Corporation, to be entirely funded by the Employee upon the execution of this agreement. This cash investment will be recorded as a liability by the Corporation due to the Employee and will be used as normal and customary working capital by the Corporation, subject to all normal and customary creditor rights by law.

          If during the first three years from the date of execution of the Agreement, the Employee's Employment ceases for any cause, the principal without interest will be promptly returned to the Employee or his/her estate in the case of death. At the end of the third year, THIRTY THOUSAND DOLLARS ($30,000.00) will be returned. At the end of the fourth year, FORTY THOUSAND DOLLARS ($40,000.00) will be returned, and upon the end of this Agreement at the end of the fifth year, FIFTY THOUSAND DOLLARS ($50,000.00) will be returned. The difference between the initial cash investment and the amount repaid to the Employee shall be deemed interest income to the Employee and interest expense by the Corporation.

          6. Non-Competition. During the term of Employment and for two (2)
             ----------------
years thereafter, regardless of any termination pursuant to Section 4 or any voluntary termination or
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resignation by Employee, Employee shall not, individually or jointly with others, directly or indirectly, whether for his/her own account or for that of any other person or entity, own or hold any ownership interest in any person or entity engaged in a restaurant business the same as or similar to any restaurant business of the Corporation, and which is located or intended to be located anywhere within a radius of fifteen (15) miles of any restaurant owned or operated by the Corporation, and employee shall not act as an officer, director, employee, partner, independent contractor, consultant, principal, agent, proprietor, or in any other capacity for, nor lend any assistance (financial or otherwise) or cooperation to, any such person, or entity; provided, however,
                                                          --------  -------
that it shall not be a violation of this section for Employee to own a one percent (1%) or smaller interest in any corporation required to file periodic reports with the Securities and Exchange Commission. For purposes of this
Section 6, restaurants owned or operated by the Corporation shall also include the restaurants operated or owned by an affiliate.

          7. Non-Disclosure; Non-Solicitation. Except in the performance of
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his/her duties hereunder, at no time during the Term of Employment, or at any time thereafter, shall Employee, individually or jointly with others, for the benefit of Employee or any third party, publish, disclose, use or authorize anyone else to publish, disclose, or use, any secret or confidential material or information relating to any aspect of the business or operations of the Corporation or the Restaurant, including, without limitation, any secret or confidential information relating to the business, customers, trade or industrial practices, trade secrets, technology, recipes or know-how of either of the Corporation or the Restaurant. Moreover, during the Term of Employment and for a period of two (2) years thereafter, Employee shall not act as an officer, director, employee, partner, independent contractor, consultant, principal, agent, proprietor, owner, or part owner, or in any other capacity, to any person or entity which employs any person or hires or contracts with, as a consultant or other independent agent or independent contractor, any person or entity (other than Employee) who was employed by or acted as an agent for, consultant to, or independent contractor of the Corporation at any time during the Term of Employment.

          8. No Remedy at Law. Employee agrees that the remedy at law for any
             -----------------
breach by him/her of the covenants contained in Sections 6 and 7 hereof will be inadequate and would be difficult to ascertain and therefore, in the event of the breach or threatened breach of any such covenants, the Corporation, in addition to any other remedy, shall have the right to enjoin Employee from any threatened or actual activities in violation thereof; and Employee hereby consents and agrees that temporary and permanent injunctive relief may be granted in any proceedings which might be brought to enforce any such covenants without the necessity of proof of actual damages.

          9. Assignability. This Agreement and the rights and duties created
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hereunder shall not be assignable or delegable by Employee. This Agreement and the rights and duties hereunder may be assigned or delegated by the Corporation to any successor to the Corporations interest as owner of the Restaurant.

          10. Notices. All notices or other communications provided for herein
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to be given or sent to a party by the other party shall be deemed validly given or sent if in writing and mailed, postage prepaid, by registered or certified United States mail, addressed to the parties at their addresses herein above set forth. Either party may give notice to the other party at any time,
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by the method specified above, of a change in the address at which, or the person to whom, notice is to be addressed.

          11. Specific Performance. With respect to the covenants and agreements
              ---------------------
of Employee set forth in Sections 6 and 7 hereof, the parties agree that a violation of such covenants and agreements will cause irreparable injury to the Corporation and that the Corporation shall be entitled, in addition to any other rights and remedies it may have, at law or in equity, to obtain an injunction to restrain Employee from violating, or continuing to violate, such covenants and agreements. In the event the Corporation shall apply for such an injunction, Employee shall not raise as a defense thereto that the Corporation have an adequate remedy at law.

          12. Severability. Each section, subsection, and lesser section of this
              ------------
Agreement constitutes a separate and distinct undertaking, covenant, or provision hereof. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable, such provision shall be deemed limited by construction in scope and effect to the minimum extent necessary to render the same valid and enforceable, and, in the event such a limiting construction is impossible, such invalid unenforceable provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.


          13. Effect of Termination. The termination of this Agreement, for
              ---------------------
whatever reason, shall not extinguish those obligations of Employee specified in Sections 6 and 7 hereof, nor shall the same extinguish the right of either party to bring an action, either in law or in equity, for breach of this Agreement by the other party.

          14. Waiver. The failure of a party to enforce any term, provision, or
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condition of this Agreement at any time or times shall not be deemed a waiver of that term, provision, or condition for the future, nor shall any specific waiver of a term, provision, or condition at one time be deemed a waiver of such term, provision, or condition for any future time or times.

          15. Parties. This Agreement shall be binding upon, and shall inure to
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the benefit of, the parties hereto and their legal representatives, and proper successors or assigns, as the case may be. The covenants contained in Sections 6 and 7 hereof shall inure to the benefit of, and be enforceable by, the Corporation and their legal representatives, successors and assigns.

          16. Governing Law. The validity, interpretations, and performance of
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this Agreement shall be governed by the laws of the State of Massachusetts without giving effect to the principals of comity or conflicts of laws thereof.

          17. Employment Dispute Resolution Arbitration Agreement. In
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consideration of employment by N.E. Restaurant Co., Inc. and this Management
Incentive Agreement, and in consideration of the company's reciprocal promise to arbitrate, the employee understands and agrees that any and all claims will be resolved by final and binding arbitration before a neutral, third-party arbitrator.
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          18. Captions. The captions of this Agreement have been assigned
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thereto for convenience only, and shall not be construed to limit, define, or modify the substantive terms hereof.

          19. Entire Agreement; Counterparts. This Agreement constitutes the
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entire agreement between the parties hereto concerning the subject matter hereof, and supersedes all prior memoranda, correspondence, conversations, and negotiations. This Agreement may be executed in several counterparts that together shall constitute but one and the same agreement.

          20. Costs of Enforcement. In the event it is necessary for any party
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to retain the services of an attorney or to initiate legal proceedings to enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party, all costs of such enforcement, including reasonable attorneys fees and including trial and appellate proceedings.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first written above.

                                             "Employee"

_____________________________                _____________________________
Witness

_____________________________
Witness

                                             "Corporation"

                                             NE RESTAURANT COMPANY, INC.

                                             By:
_____________________________                   __________________________
Witness
                                             As its:
                                                     _____________________
_____________________________
Witness